Exhibit 10.1

SECOND AMENDMENT TO INTERCREDITOR AGREEMENT

This SECOND AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) dated as of August 4, 2015, is made by and among Federal Insurance Company, an Indiana corporation (“Federal”); American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively “AIG”); Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company, and Safeco Insurance Company of America (collectively, “Liberty Mutual”); and Bank of America, N.A., a national banking association, as Lender Agent on behalf of the other Lender Parties.

WHEREAS, Federal, AIG, Liberty Mutual and Lender Agent are party to that certain Intercreditor Agreement, dated as of March 14, 2005, as modified by that certain Joinder Certificate, dated as of November 28, 2006, wherein AIG was added as a Surety, as further modified by that certain Joinder Certificate, dated March 31, 2009, wherein Liberty Mutual was added as a Surety, and as further amended by that certain First Amendment to Intercreditor Agreement, dated as of December 3, 2012 (collectively, the “Intercreditor Agreement”);

WHEREAS, the Stallone Companies (as defined in Section 2(d) below) are contemporaneously herewith being sold to a third party;

WHEREAS, in connection with such sale of the Stallone Companies, Indemnitors have requested, and Surety has agreed, subject to certain conditions, to remove and release the Stallone Companies as Principals and Indemnitors under the Surety Credit Documents; and

WHEREAS, the sale of the Stallone Companies requires the amendment and modification of the Intercreditor Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein are used herein as defined in the Intercreditor Agreement.

2.    Amendments.

(a)    The definition of “Bonds” in Section 1 of the Intercreditor Agreement is amended to add the following at the end of such definition:

“Bonds” will also mean any surety agreements, undertakings, or instruments of guaranty signed by Surety on behalf of any of the Stallone Companies prior to the Seventh Amendment Effective Date, exclusive of the Stallone Open Bonds.

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(b)    The definitions of “Indemnitors” and “Principal” in Section 1 of the Intercreditor Agreement are each amended to add the following to each such definition, at the end of each such definition:

Notwithstanding the foregoing or anything in this Agreement or any other Surety Credit Document to the contrary, in no event will any of the Stallone Companies be an Indemnitor or Principal for purposes of this Agreement or any other Surety Credit Document. The exclusion of the Stallone Companies as Indemnitors and Principals for the purposes of this Agreement and each other Surety Credit Document will not limit the indemnity obligations of any of the Stallone Companies as may be agreed to by any of such Stallone Companies in any other agreement entered into by any of such Stallone Companies (other than any Surety Credit Document).

(c)    The definition of “Surety Loss” in Section 1 of the Intercreditor Agreement is amended to restate subparagraph (a) of said definition (exclusive of items (1) – (5) thereunder) to read as follows:

all damages, costs, reasonable attorney fees, and liabilities (including all reasonable expenses incurred in connection therewith) which Surety actually incurs by reason of (i) executing or procuring the execution of any surety agreements, undertakings, or instrument of guarantee, or renewal or continuation thereof, signed by Surety on behalf of (y) any Principal or Island Mechanical, Hawaii, and (z) if requested by any Indemnitor, any Affiliates and Subsidiaries of Quanta Services, Inc., (ii) Bonds which may be already or hereafter be executed on behalf of any Principal and/or any Foreign Subsidiary, or renewal or continuation thereof, (iii) Bonds that were already executed by Surety prior to the Sixth Amendment Effective Date on behalf of any of the Trench Companies, or renewal or continuation thereof, exclusive of the Trench Open Bonds, and/or (iv) Bonds that were already executed by Surety prior to the Seventh Amendment Effective Date on behalf of any of the Stallone Companies, or renewal or continuation thereof, exclusive of the Stallone Open Bonds; or which Surety actually incurs by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

(d)    Section 1 of the Intercreditor Agreement is amended to add the following defined terms in alphabetical order:

“Seventh Amendment Effective Date” means August 4, 2015.

“Stallone Companies” means and includes the following: Quanta Fiber Networks, Inc., a Delaware corporation; InfraSource FI, LLC, a Delaware limited liability company; Sunesys, LLC, a Delaware limited liability company; Sunesys of Massachusetts, LLC, a Delaware limited liability company; and Sunesys of Virginia, Inc., a Virginia corporation.

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“Stallone Open Bonds” means and includes all of the surety agreements, undertakings, or instruments of guaranty listed on the attached Exhibit D, which were signed by Surety on behalf of any or all or any combination of the Stallone Companies.

(e)    Exhibit A to the Intercreditor Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

(f)    A new Exhibit D to the Intercreditor Agreement is hereby added in the form attached as Exhibit D to this Amendment.

3.    Amendment. This Amendment may not be amended or modified except by a writing signed by or on behalf of each of the parties hereto.

4.    Headings. The section headings in this Amendment are included for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

5.    Governing Law. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles).

6.    Entire Agreement. This Amendment together with the Intercreditor Agreement represent the entire agreement among the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

7.    Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

8.    Binding Agreement. This Amendment, and the terms, covenants, and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties, and their respective successors and permitted assigns.

9.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy or digital/electronic transmission (e.g., PDF format) of an executed original counterpart of this Amendment shall have the same force and effect as an executed original counterpart.

10.    Effect. Upon the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” or words of like import will mean and be a reference to the Intercreditor Agreement, as affected and amended by this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:    /s/ David B. Norris, Jr
Name: David B. Norris, Jr
Title: Vice President

LIBERTY MUTUAL INSURANCE COMPANY

By:    /s/ Kris L. Hill
Name: Kris L. Hill
Title:    Assistant Secretary

LIBERTY MUTUAL FIRE INSURANCE                                 COMPANY

By:    /s/ Kris L. Hill
Name: Kris L. Hill
Title:    Assistant Secretary

SAFECO INSURANCE COMPANY OF                                 AMERICA

By:    /s/ Kris L. Hill
Name: Kris L. Hill
Title:    Assistant Secretary

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AMERICAN HOME ASSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA.
THE INSURANCE COMPANY OF THE STATE
                        OF PENNSYLVANIA

By:    /s/ John L. Ames
Name:    John L. Ames
Title:    Vice President

LENDER AGENT:

BANK OF AMERICA, N.A.,
as Lender Agent on behalf of Lender Parties

By:    /s/ Anthony W. Kell
Name:    Anthony W. Kell
Title:    Vice President

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EXHIBIT A

LIST OF PRINCIPAL/INDEMNITORS

Principal	Jurisdiction of Formation
Quanta Services, Inc.	Delaware
Brent Woodward, Inc.	Oregon
CAN-FER Utility Services, LLC	Delaware
Conam Construction Co.	Texas
Crux Subsurface, Inc.	Delaware
Dacon Corporation	Delaware
Dashiell Corporation	Delaware
Digco Utility Construction, L.P.	Delaware
Energy Construction Services, Inc.	Delaware
Five Points Construction Co.	Texas
Hargrave Power, Inc.	Delaware
H. L. Chapman Pipeline Construction, Inc.	Delaware
InfraSource Construction, LLC	Delaware
InfraSource Field Services, LLC	Delaware
InfraSource Installation, LLC	Delaware
InfraSource, LLC	Delaware
InfraSource Services, LLC	Delaware
Intermountain Electric, Inc.	Colorado
Irby Construction Company	Mississippi
Island Mechanical Corporation	Hawaii
J.C.R. Construction Co., Inc.	New Hampshire
J.W. Didado Electric, LLC	Delaware
Lindsey Electric, L.P.	Texas
Manuel Bros., Inc.	Delaware
Mears Construction, LLC	Georgia
Mears Group, Inc.	Delaware
Mejia Personnel Services, Inc.	Texas
Mercer Software Solutions, LLC	Texas
M.J. Electric, LLC	Delaware
North Houston Pole Line, L.P.	Texas
NorthStar Energy Services, Inc.	North Carolina
Nova Group, Inc.	California
Nova NextGen Solutions, LLC	Delaware
PAR Electrical Contractors, Inc.	Missouri
Performance Energy Services, L.L.C.	Louisiana
Phoenix Power Group, Inc.	Delaware
Potelco, Inc.	Washington
Price Gregory International, Inc.	Delaware
Probst Electric, Inc.	Utah
QPS Engineering, LLC	Delaware
Quanta Electric Power Services, LLC	Delaware

EXHIBIT A
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Quanta Energy Services, LLC	Delaware
Quanta Field Services, LLC	Delaware
Quanta-Potelco Electrical Utilities, LLC	Delaware
Quanta Power Generation, Inc.	Delaware
Quanta Technology, LLC	Delaware
Quanta Utility Installation Company, Inc.	Delaware
Road Bore Corporation	Hawaii
Service Electric Company	Delaware
Southwest Trenching Company, Inc.	Texas
Summit Line Construction, Inc.	Utah
Sumter Utilities, Inc.	Delaware
T. G. Mercer Consulting Services, Inc.	Texas
The Ryan Company, Inc.	Massachusetts
Tom Allen Construction Company	Delaware
Underground Construction Co., Inc.	Delaware
Utilimap Corporation	Missouri
Utility Line Management Services, Inc.	Delaware
Winco, Inc.	Oregon

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EXHIBIT D

STALLONE OPEN BONDS

(Attached)

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